Investor Presentation September 2008 .. Exhibit 99.1

Information About Forward-Looking Statements This presentation contains forward-looking statements based on information currently available to The Allied Defense Group (Allied). Allied's actual results could differ materially from the results stated or implied by those forward-looking statements due to a number of risks and uncertainties. These risks and uncertainties include, but are not limited to, our reliance on major customers and suppliers, our ability to keep pace with technological change, our dependence on new product development, price and product competition, availability of manufacturing capacity, customer demand for our products and services, and general industry and market conditions. For a further discussion of these and other risks and uncertainties, see our filings with the U.S. Securities and Exchange Commission. Allied disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. 3

We are a diversified, international defense firm: Design, develop, and produce conventional medium and large caliber ammunition marketed to defense departments worldwide Provide ammunition services to defense departments worldwide Recently divested a number of non-munitions businesses to focus on core and high-growth business. 5 The Allied Defense Group (AMEX: ADG)

Symbol ADG Corporate Headquarters Vienna, Virginia Stock Price (8/28/08) || 52-Week Range $7.00 || $4.50-8.45 Shares Outstanding (8/28/08) 8,077,246 Market Capitalization $56.5M Volume (daily 90-day average) 34,124 Debt (06/30/08)1 (Revolving cash line of $18.1M) $28.8M Cash (06/30/08) $13.0M Revenue ( run-rate based on Q2 results)2 $170.4M EBITDA (run-rate based on Q2 results) 2 $13.0M Insider Ownership 4.2% Institutional Ownership Shares 68.6% Full-time Employees 375 Incorporated 1961, Amex listed 1985 1 Proforma for GMS Divestiture - net proceeds of $23M 2 Results Exclude GMS 7 Key Facts

MECAR S.A. Belgium MECAR USA Marshall, TX NS Microwave Spring Valley, CA Global Microwave Systems (To be sold - Sept. 2008) Carlsbad, CA Ammunition and Weapons Effects Electronic Security 9 Corporate Structure Overview Allied is in the process of divesting its Electronic Security businesses Sold VSK, Titan and SeaSpace within the last two years.

Established 1938 Nivelles, Belgium Balanced product line of medium and large caliber rounds: Sole producer of 90mm Dominant producer of 105mm World's most lethal 120mm mortar ammunition Worldwide market success; NATO, Europe, Middle East, Far East, Americas, Africa Strategic relationships with key gun system manufacturers Provide ammunition services to defense departments worldwide Manufacturer of custom pyrotechnic products and components 11

Established 2005 Located in Marshall, Texas Provide ammunition services to defense departments worldwide Load, assemble & pack ammunition Opportunity to exploit MECAR SA technologies to address $200B annual U.S. market Strategic relationships with large U.S. integrators 13

Major General (Ret.) John J. Marcello, President and CEO Major General (Retired) John Marcello has extensive experience in leading large organizations; the employment, design and manufacture of ammunition; and military requirements in the Middle East. His career as a combat arms officer spanned 32 years. As a general officer he commanded the US Army's Test and Evaluation Command (ATEC) responsible for the Title 10 testing of all Army systems and equipment. For three years served as the US Defense Department Representative (USDR), the senior military representative, to the Kingdom of Saudi Arabia. From 2002 to 2005 he was Managing Director of MECAR SA, ADG's Belgian subsidiary. He has Masters Degrees in Industrial Engineering and Strategy and International Relations. Colonel (Ret.) Monte L. Pickens, Chief Operating Officer and Executive Vice President Colonel (Retired) Pickens brings twenty four years of military experience as well as more than sixteen years of business exposure. His army career includes service as an infantry and military police officer, where he managed law enforcement organizations on all levels. Colonel Pickens retired from the Army in 1992, as Executive to the Under Secretary of the Army. Following his retirement from the Army, Colonel Pickens served as Director, Human Resources, Safety and Security, for the T. Marzetti Company in Columbus, Ohio where he was promoted to Vice President in 1996. Colonel Pickens graduated from the University of West Virginia and earned his Master's Degree from American University in Washington D.C. Deborah F. Ricci, Chief Financial Officer Ms. Ricci brings a strong manufacturing and financial management background to the Company. In addition, she has over ten years of public markets financial experience. Ms. Ricci joined the Company in May 2006 as Corporate Controller and in 2007 was promoted to Chief Financial Officer. She has held senior financial management positions as Chief Financial Officer of Hemagen Diagnostics, Inc., Chief Financial Officer of J.E. Morgan Knitting Mills, Inc. and Vice President of Finance and Administration at Schonstedt Instrument Company. Ms. Ricci began her career at KPMG. She holds a B.S. in Accounting from Bentley College and MBA from the University of Pittsburgh with a concentration in Strategic Planning. Wayne F.C. Hosking, Esquire, Vice President , Corporate Strategic Development Mr. Hosking has extensive experience in engineering and technology. He is a general manager with strong sales, operational, and financial skills, with particular excellence in business development. He brings a unique combination of knowledge in government contracting and management systems. Prior to joining the Company in 2003, Mr. Hosking was the Vice President of Sales and General Counsel for Horne Engineering Services, an engineering firm and the Director of Government Affairs for Roy F. Weston, Inc. Mr. Hosking holds a BS degree from Franklin & Marshall College. He did graduate work at Denver School of Law, St . Annes College Oxford, Pennsylvania State University, and the University of Pennsylvania. He is admitted to practice law in Colorado, the District of Columbia, and the United States Court of Appeals. 15 Management Team

General (Ret.) J.H. Binford Peay, III Director Since 2000 Chairman of the Board, The Allied Defense Group, Inc. Superintendent, Virginia Military Institute Former Vice Chief of Staff, U.S. Army Former Chief Executive Officer and President of ADG General (Ret.) Ronald H. Griffith Director Since 2000 Executive Vice President and COO, MPRI, Inc. , a L-3 Company Former Vice Chief of Staff, U.S. Army Mr. Gilbert F. Decker Director Since 2002 Private Consultant, Boeing, Walt Disney Imagineering, SyColeman Former Assistant Secretary of the Army - Research, Development and Acquisitions Major General (Ret.) John G. Meyer, Jr. Director Since 2003 Former CEO, Heckler & Koch Firearms Former CEO and President, ADG Mr. Charles S. Ream Director Since 2006 Former Executive Vice President and CFO , Anteon International Corp. Former Senior VP, Finance and Strategic Initiatives of Raytheon Systems Major General (Ret.) John J. Marcello Director Since 2006 Chief Executive Officer and President, The Allied Defense Group, Inc. Former Managing Director of MECAR SA Mr. Frederick G. Wasserman Director Since 2006 President FGW LLC, a financial and management consulting firm Former Chief Financial Officer of Mitchell & Ness Nostalgia Company Former President of Goebel of North America Mr. Tassos D. Recachinas Director Since 2008 Managing Member, Sophis Investments LLC Partner, Barington Capital Group, L.P. 17 Board of Directors

19 Market Size: Total ammunitions >$3B, U.S. represents > $2B Long-term growth rate has been 3-4% consistently Foreign growth rates are exceeding those of the U.S. Government (U.S. growth is actually decelerating) General trend away from large, heavy tanks to wheeled combat vehicles that have ease of strategic transport and agility for an urban combat environment. ADG is positioned well, focused on the calibres associated with more mobile systems Well positioned given strategic situation in the Middle East Significant barriers to entry: Capital intensive Licensing requirements Customer loyalty US government / NATO product certification requirements Extensive product development cycle time 19 Market Overview

21 21 Based ammunition results for eighteen months ended June 30, 2008 Customer Base

23 Products Designed and Manufactured By MECAR SA 23 Competition

Direct Fire Ammunition

The Allied Defense Group

- 25mm KBA & M242
- 30mm x 165 & x173
- 76mm L23A1
- 90mm F1, MK3, F4, MK8
- 100mm Tank
- 105mm Tank
- 115mm Tank
- 120mm Tank
- 84mm & 106mm Rcl Rifle



13

27 Hand Grenades Rifle Grenades 60mm Mortar 81mm Mortar 4"2 Mortar 120mm Mortar 105mm & 155m Artillery 27 Indirect Fire Ammunition

29 Tracers Hand Grenade Fuzes & Delays Illuminating Payloads Signalling Devices Smoke & Incendiary Devices Training Devices Civilian Items Igniters 29 Pyrotechnic Products

31 31 Ammunition Product Mix

33 Procurement Contracts: Contracts to supply ammunition and other items manufactured by other parties Customers are the U.S. government & foreign governments Value added is in key vendor relationships, quality control testing and logistics Products Include: Western ammunition Soviet era ammunition 33 Ammunition Services

35 Development and consultation on development of new ammunition facilities worldwide: Jordan JV - 5% owners of small and large caliber manufacturing facility to be built Egypt - Consulting project to assist in the development of the capability to produce soviet era ammunition (no ownership) Thailand - Consulting for the development of a high explosive pressing facility (no ownership) Representative to existing client base for new gun systems - turreted mortar system 35 Ammunition Services (cont...)

37 37 Ammo Services Sales Ammunition Services (cont...)

Manufacturing annual capacity approx. $150M 320 Employees Current Backlog more than $160 million, will take the Company to 2010 Capital requirements for growth - annual CAPEX of approx. $4.5 million Dedicated engineering team with specialized test and evaluation equipment meets customers specialized requirements ISO 9001 / ISO 14001 Certified 39 MECAR SA Manufacturing/R&A Capabilities

41 40 hectare site near Nivelles, 35 km south of Brussels 41 MECAR SA

43 Manufacturing Capabilities 43 MECAR SA

Minimal overhead structure 8 Employees Current Backlog approx. $29 million Capital requirements for growth - minimal. Project by project basis. U.S. State Department broker's license for ammunition sales and export ISO 9001 Certified 45 MECAR USA Manufacturing Capabilities

47 50 Acres, located in Marshall, Texas 47 MECAR USA

Professional Sales Force - Team of engineers, retired military officers, seasoned sales managers (6 professionals) multilingual/multicultural sales force In-country representative network - Over 35 countries Sales Cycle - MECAR SA New customers can take years to secure Client base is very loyal to suppliers Contract cycle time can take up to 2 years for approval Contract term for performance - normally 12 months Key strength is ability to produce many smaller orders with quick turnaround times Sales Cycle - MECAR USA Much shorter, in most cases immediate requirements 49 Sales Logistics

Long term client base Good client base / Never lost a client Expansion of armed forces / brigades being added New products being evaluated/tested New customers Approximately 45% of current backlog is new customers - added within the past two years Change in military paradigm / focus on urban warfare Central Asia being opened up with Jordan JV Partnerships/Joint Ventures Turreted mortar Work share - manufacturing of 467 contract & procurement contracts Jordan JV - small caliber ammunition manufacturing 120 mm HEP 51 Sales Growth Opportunities

53 Note: Proceeds of GMS sale will be used to pay down Sr. Secured Convertible Notes and the Note Related to GMS acquisition. Net Debt after GMS sale is estimated at $28 M. Capitalization Table

Note: Amounts reported include the Company's GMS subsidiary. On August 20, 2008, the Company announced the pending sale of GMS for $26 million. Sale proceeds will be used to reduce the Company's outstanding debt. 55 Balance Sheet

57 Balance Sheet (cont...)

59 Income Statement

61 Income Statement (cont...)

Ammunition Services Develop Expand Manufacturing Expand capacity Exploit growing defense budgets New products - 120mm HEP New markets - Central Asia Prudent acquisitions 63 The Company's Board of Directors is evaluating all strategic options - Growth Strategy

Business development 2002 identification and targeting of new clients at MECAR SA 2005 expansion of U.S. based BD team has led to penetration of services market Systems improvement Better planning Improved decision making and management tools More internal controls Cost reductions 65 The Company's future success is based on the confluence of a number of organic activities: ADG is at an Inflection Point

Backlog more than $190 million Manufacturing Backlog - approx. $160 million Services Backlog - more than $30 million Current backlog will run through next 14 months Company has executed on over $75 million over past 9 months Revenue - 10% growth Anticipated gross margins Manufacturing 20-25% Services 10-12% EBITDA - ^10% margin Asset base - $23M book value of PP&E Expect to be virtually debt free by early January 2009 (Only Mecar mortgage & revolving credit facility) 67 Financial Summary

69 Sector Valuations

Strong backlog Historic performance of the Company when there is backlog Experienced management team Established customer and strategic relationships Defined market advantages Proprietary technologies Significantly undervalued 71 Investment Summary